ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated July 14, 2014 to the Prospectus dated January 28, 2014

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Effective July 14, 2014, Eric Bundonis has been added as portfolio manager of the Altegris Futures Evolution Strategy Fund (the “Fund”), and Jon Sundt and Allen Cheng have been removed as portfolio managers of the Fund.  Mr. Bundonis is, together with Matthew Osborne, each of the Adviser, and the Sub-Adviser portfolio manager, Jeffrey E. Gundlach of DoubleLine Capital LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Investment Adviser Portfolio Managers” on page 11 of the Prospectus:

Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011.  Eric Bundonis has been a Portfolio Manager to the Fund since 2014.

Co-Portfolio Managers	Title
Matthew Osborne	Executive Vice President
Eric Bundonis, CFA	Vice President and Co-Director Research and Investments

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The section titled “Investment Adviser Portfolio Managers” on pages 22-23 is deleted and replaced with the following:

Matthew Osborne

Executive Vice President

Mr. Osborne has served as Executive Vice President of the Adviser since its founding in February, 2010. From 2002 until May 2010, Mr. Osborne served as an Executive Vice President and Chief Investment Officer of Altegris Investments, Inc. From July 2002 to the present he has also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of each of Altegris Clearing Solutions and Altegris Futures. Mr. Osborne brings more than 22 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Eric Bundonis

Vice President and Co-Director of Research and Investments

Mr. Bundonis has served as Vice President, Co-Director of Research and Investments of the Adviser since February 2012.  His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser.  Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital's investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2014 and Statement of Additional Information (“SAI”), dated January 28, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated July 14, 2014 to the Statement of Additional Information dated January 28, 2014

______________________________________________________________________

Effective July 14, 2014, Eric Bundonis has been added as portfolio manager of the Altegris Futures Evolution Strategy Fund (the “Fund”), and Jon Sundt and Allen Cheng have been removed as portfolio managers of the Fund.  Mr. Bundonis is, together with Matthew Osborne, each of the Adviser, and the Sub-Adviser portfolio manager, Jeffrey E. Gundlach of DoubleLine Capital LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The first sentence in the section titled “Portfolio Managers” on page 37 is deleted and replaced with the following:

Matthew Osborne and Eric Bundonis, each of the Adviser, are portfolio co-managers of the Fund.

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In the section titled “Portfolio Managers” on pages 37-39, the tables providing information concerning Jon Sundt and Allen Cheng are deleted and the following is inserted immediately after the table describing the accounts for which Matthew Osborne is responsible:

ERIC BUNDONIS (as of July 1, 2014)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	1	$126	0	$ 0
Other Pooled Investment Vehicles	0	$0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

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The section titled “Compensation” on page 40 is deleted and replaced with the following:

For services as a portfolio co-manager to the Fund, Eric Bundonis receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser.  Each of Messrs. Osborne and Bundonis also have an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates. For services as the Sub-Adviser’s portfolio manager to the Fund, Mr. Gundlach is compensated by the Sub-Adviser through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

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On page 40, the table under the section titled “Ownership of Securities” is amended to delete the information regarding Jon Sundt and Allen Cheng and to include the following:

Altegris Futures Evolution Strategy Fund
Eric Bundonis	None

The information provided is as of July 1, 2014.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2014, as updated, and Statement of Additional Information (“SAI”), dated January 28, 2014.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.